SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported):  October 30, 2007

MINISTRY PARTNERS INVESTMENT CORPORATION
(Exact name of registrant as specified in its charter)

California	333-04028LA	33-0489154
(State of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

955 West Imperial Highway, Brea, CA	92821
(Address of Principal Executive Offices)	(Zip Code)

            Registrant's telephone number, including area code: (714) 671-5720

[ ]         Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]         Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]         Pre-commencement communications pursuant to Rule 14d-2(b) under the

            Exchange Act (17 CFR 240.14d-2(b))

[ ]         Pre-commencement communications pursuant to Rule 13e-4(c) under the

            Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.  Entry into Material Definitive Agreement.

The Loan, Security and Servicing Agreement

On October 30, 2007, Ministry Partners Investment Corporation ("we", "our" or the "Company") completed a warehouse lending financing transaction through its wholly-owned subsidiary, Ministry Partners Funding, LLC, a Delaware limited liability company ("MPF"), pursuant to which MPF will purchase qualifying church mortgage loans that are originated by the Company or its affiliate, Evangelical Christian Credit Union ("ECCU").

Our wholly-owned subsidiary, MPF, will thereafter aggregate these purchased church mortgage loans pending the consummation of a permanent financing, which is usually achieved through some form of a securitization transaction.  By completing a term securitization of these purchased church mortgage loans, MPF will be able to pay off its warehouse lender and allow us to continue to originate, purchase and warehouse loans that we or our affiliate, ECCU, originate.

In accordance with the terms of a Loan, Security and Servicing Agreement entered into by an among MPF, as borrower, Fairway Finance Company, LLC, as lender, ECCU, as servicer, BMO Capital Markets Corp., as agent ("BMO"), U.S. Bank National Association, as custodian and account bank, and Lyon Financial Services, Inc., as back‑up servicer (the "Loan Agreement"), MPF is authorized to use the proceeds of this financing arrangement to purchase eligible church mortgage loans that have been originated by the Company and ECCU in an amount that may not exceed $150,000,000.  Provided that it continues to comply with certain representations, warranties, covenants and provisions of the Loan Agreement, ECCU will act as servicer for all mortgage loans purchased by MPF under the financing facility.

The Loan Agreement contains standard representations, covenants and events of default for a mortgage loan warehouse financing arrangement.  An event of default includes (i) failing to make a required payment to BMO, the lender, the collection account or reserve account; (ii) a change in control with respect to MPF or ECCU; (iii) failing to timely cure a borrowing base deficit that occurs in the loan balance owed to the lender; (iv) the occurrence of a seller event of default under the ECCU Mortgage Loan Purchase Agreement or Company Mortgage Loan Purchase Agreement; (v) the occurrence of a servicer termination event; (vi) the occurrence of a material adverse event that affects MPF's ability to collect on the mortgage loans that it has purchased; or (vii) other provisions that are standard for a warehouse financing transaction of this nature.  The Loan Agreement also contains customary affirmative and negative covenants of MPF that require that it operate its activities as a special purpose bankruptcy remote entity and that it conduct its affairs and operations with its affiliated entities on an arms-length basis.

The Loan Agreement requires that MPF maintain a minimum borrowing equity of $20,000,000 or the net pool balance of eligible mortgage loans that may be purchased from the Company or ECCU, as adjusted for certain concentration limits for eligible loans, whichever is less.  In the event that the Company fails to ensure that MPF continues to meet this minimum borrower equity threshold, it becomes an event of default under the Loan Agreement.  Although the warehouse loan facility has a termination date that will expire on October 30, 2010, the termination date may be accelerated if certain termination events occur under the Loan Agreement.

Commencing on or after April 30, 2009, and continuing not less than every twelve months thereafter, MPF has agreed to enter into a term securitization financing transaction, whole loan sale or other refinancing in an amount equal to or greater than $50,000,000 for the purpose of financing the purchase of mortgage loans that have been accumulated in the MPF warehouse financing facility.  BMO has the right of first refusal, but not the obligation, to act as the exclusive placement agent for the term securitization financing transaction.

In the event of default, BMO has the right, in addition to other rights and remedies, to accelerate all obligations of MPF for the outstanding loan balance, declare that a facility termination date has occurred and exercise all rights and remedies to foreclose on the collateral under applicable UCC and other laws and otherwise undertake any actions it is entitled to take under the Loan Agreement.

Interest payable for each loan outstanding during an applicable settlement period is determined according to whether the loan is funded by short-term promissory notes issued by the lender to fund its investments in the financing facility or under a Liquidity Asset Purchase Agreement entered into by and among BMO, as liquidity agent, the Bank of Montreal, as liquidity bank and lender.  Until the lender decides to finance its investment in mortgage loans purchased from MPF through the use of short-term promissory notes, the interest rate will be equal to the Eurodollar rate for such settlement period, as adjusted in accordance with the terms of the Loan Agreement.

On each borrowing date under the Loan Agreement, or any date that a previously entered into hedge transaction has expired, MPF is required to enter into a hedge transaction that will provide for monthly payments to ensure that there is a minimum "hedged excess spread rate", as that term is defined in the Loan Agreement, that is not less than 1%.  In addition, MPF will be required to make deposits into a reserve account established by the lender in an amount equal to the premium to purchase a LIBOR cap that provides for a hedged excess spread rate for such cap that is at least 0.50% and provides for monthly payments on each settlement date.

MPF is also required to pay BMO certain fees and expenses in connection with the warehouse financing facility, including but not limited to, a structuring fee, a non-usage fee and additional fees specified in a fee agreement entered into by MPF with BMO.

The Loan Agreement and Company Mortgage Loan Purchase Agreement will, to the extent required by federal securities laws and regulations, be filed as exhibits to the next applicable periodic report of the Company.

Item 2.03.  Creation of a Direct Financial Obligation or an obligation under an Off‑Balance Sheet Arrangement of a Registrant.

See "Loan, Security and Servicing Agreement" under Item 1.01 of this Current Report which is incorporated hereby by reference.

Forward-Looking Statements

This Current Report on Form 8-K contains "forward-looking" statements within the meaning of Section 27A of the Securities Act and Section 21E of the Securities Exchange Act of 1934, as amended, that are based on our current expectations, estimates and projections. Pursuant to those sections, we may obtain a "safe harbor" for forward-looking statements by identifying those statements and by accompanying those statements with cautionary statements, which identify factors that could cause actual results to differ from those expressed in the forward-looking statements. Statements that are not historical facts, including statements about our beliefs and expectations, are forward-looking statements. The words "believe," "anticipate," "intend," "aim," "expect," "will," "strive," "target," "project," "estimate," "have confidence," and similar words identify forward-looking statements. Such statements are not guarantees of future performance, events or results and involve potential risks and uncertainties. Accordingly, our actual results may differ from our current expectations, estimates and projections. Important factors that may impact our actual results or may cause our actual results to differ materially from those expressed in any forward-looking statements made by us or on our behalf include, but are not limited to, changes in interest rates, changes in yields for mortgage assets, our ability to generate and maintain sufficient liquidity on favorable terms; the size, frequency and structure of our securitizations; our ability to sell loans that we originate or sell; impairment of our mortgaged assets; increases in default rates on mortgage assets; inability of potential borrowers to meet underwriting standards; events impacting liquidity available to the industry; the ability of ECCU to maintain high standards of servicing operations; our ability to obtain appropriate ratings from rating agencies; our ability to generate sufficient eligible loans for the warehouse financing facility, property valuations for church borrowers; changes in the yield curve; changes in the supply of mortgage-backed securities and loans; changes in market prices for mortgage securities; our ability to obtain financing; the terms of any financing that we do obtain; and other risk factors discussed in our filings with the SEC, including our most recent Annual Report on Form 10-KSB. We do not undertake to publicly release the result of any revisions which may be made to any forward-looking statements to reflect the occurrence of anticipated or unanticipated events or circumstances after the date of such statements.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Dated:  November 6, 2007                               MINISTRY PARTNERS INVESTMENT

CORPORATION

/s/ Billy M. Dodson

Billy M. Dodson

President